                                                                    EXHIBIT (24)
                            FIRST UNION CORPORATION
                               POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS that the undersigned directors and officers of FIRST UNION CORPORATION (the "Corporation") hereby constitute and appoint Marion A. Cowell, Jr. and Kent S. Hathaway, and each of them severally, the true and lawful agents and attorneys-in-fact of the undersigned with full power and authority in said agents and attorneys-in-fact, and in any one of them, to sign for the undersigned and in their respective names as directors and officers of the Corporation, one or more Registration Statements to be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, relating to the registration of the shares of Common Stock of the Corporation that are to be issued to the stockholders of Taylor & Clark Insurance Services, Incorporated ("T&C") in connection with the acquisition of T&C by a subsidiary the Corporation, and to sign any and all amendments to such Registration Statements.

                      SIGNATURE                                                       CAPACITY
                       EDWARD E. CRUTCHFIELD            Chairman and Chief Executive Officer and Director
                EDWARD E. CRUTCHFIELD
                           ROBERT T. ATWOOD             Executive Vice President and Chief Financial Officer
                   ROBERT T. ATWOOD
                             JAMES H. HATCH             Senior Vice President and Corporate Controller (Principal Accounting
                                                          Officer)
                    JAMES H. HATCH
                            EDWARD E. BARR              Director
                    EDWARD E. BARR
                          G. ALEX BERNHARDT             Director
                  G. ALEX BERNHARDT
                          W. WALDO BRADLEY              Director
                   W. WALDO BRADLEY
                            ROBERT J. BROWN             Director
                   ROBERT J. BROWN
                   ROBERT D. DAVIS                      Director
                          R. STUART DICKSON             Director
                  R. STUART DICKSON
                               B. F. DOLAN              Director
                     B. F. DOLAN
                           RODDEY DOWD, SR.             Director
                   RODDEY DOWD, SR.
                           JOHN R. GEORGIUS             Director
                   JOHN R. GEORGIUS
                         ARTHUR M. GOLDBERG             Director
                  ARTHUR M. GOLDBERG
                      WILLIAM N. GOODWIN, JR.           Director
               WILLIAM N. GOODWIN, JR.

                      SIGNATURE                           CAPACITY
                          BRENTON S. HALSEY             Director
                  BRENTON S. HALSEY
                          HOWARD H. HAWORTH             Director
                  HOWARD H. HAWORTH
                            FRANK M. HENRY              Director
                    FRANK M. HENRY
                         LEONARD G. HERRING             Director
                  LEONARD G. HERRING
                     JUAN RODRIGUEZ INCIARTE            Director
               JUAN RODRIGUEZ INCIARTE
                           JACK A. LAUGHERY             Director
                   JACK A. LAUGHERY
                               MAX LENNON               Director
                      MAX LENNON
                          RADFORD D. LOVETT             Director
                  RADFORD D. LOVETT
                   JOSEPH NEUBAUER                      Director
                         HENRY D. PERRY, JR.            Director
                 HENRY D. PERRY, JR.
                       RANDOLPH N. REYNOLDS             Director
                 RANDOLPH N. REYNOLDS
                              RUTH G. SHAW              Director
                     RUTH G. SHAW
                      CHARLES M. SHELTON, SR.           Director
               CHARLES M. SHELTON, SR.
                             LANTY L. SMITH             Director
                    LANTY L. SMITH
                      ANTHONY P. TERRACCIANO            Director
                ANTHONY P. TERRACCIANO
                           DEWEY L. TROGDON             Director
                   DEWEY L. TROGDON
                    JOHN D. UIBLE                       Director

                      SIGNATURE                            CAPACITY
                              B. J. WALKER              Director
                     B. J. WALKER

Dated: August 20, 1996
Charlotte, North Carolina